PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 7. PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2011 and 2010, consists of:

($ in thousands)	2011	2010

Equipment	$770	$820
Furniture	66	66
	836	886
Less accumulated depreciation	(818)	(867)
	$18	$19

During the year ended December 31, 2010, the Company disposed of Leasehold Improvements of approximately $31,000 net of accumulated amortization of $31,000; furniture of $96,000 net of accumulated depreciation of $96,000 and equipment of $669,000 net of accumulated depreciation of $669,000. Disposals during the year ended December 31, 2011 were insignificant.

Total depreciation expense for the years ended December 31, 2011 and 2010 was approximately $13,000 and $35,000, respectively.